Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Mid-Cap Growth Fund
Mosaic Balanced Fund
Mosaic Foresight Fund

Annual Report
December 31, 1998
Mosaic Fund

Mosaic Equity Trust
Letter to Shareholders
December 31, 1998

Dear Shareholder:
The year ended December 31, 1998, our first full calendar year under the Mosaic name, was an eventful one for the Equity Trust and the markets in which the funds are invested. Despite some notable market volatility, all four of the funds in the Equity Trust ended the period with positive results, including the newest Equity Trust fund, Mosaic Foresight.

Foresight was launched at the beginning of the year as a vehicle for investors who seek active management of their exposure to stocks, based upon a professional assessment of market risk and opportunities. Foresight's asset allocations are being managed by Frank Burgess, the founder of our parent investment advisor, Madison Investment Advisors.

One-year results for the Equity Trust Funds through December 31, 1998 were:
18.66% for Investors; 15.15% for Balanced; 6.81% for Mid-Cap Growth; and 16.36% for Foresight. These overall positive results do not really illuminate the broad difficulties that were experienced by domestic stocks or the volatility of a year that saw a major stock pullback in late summer and early fall.

From the beginning of the period, our stock selection recognized the dangers in the market and was distinctly defensive in terms of the companies that were held. Our research suggested that 1998 was likely to be a higher risk investment environment that we had seen for some time. Declining corporate profitability, extreme valuations, high expectations and massive global turmoil were all clouds on the horizon. We purposefully steered clear of companies with a major dependency on foreign sales or companies with significant business exposure internationally. We were attracted to strong companies with core businesses that tend to hold up well in difficult economic times, such as supermarkets and pharmaceuticals. We concentrated our investments in the financial area to companies, such as regional banks, that would be relatively untouched by financial problems in Asia, Russia or South America.

In the end, we were pleased with our risk-adjusted returns. For Investors and Balanced, this was the fourth straight year of double-digit returns and the eighth straight year of positive returns, demonstrating the strength of the 1990s bull market. For the first time in history the S&P 500 recorded four straight years of annual gains in excess of 20%. Yet it was not an easy year for U.S. stocks in general. The average return for S&P 500 stocks was only 7.1%, and small stocks fared even worse. This divergence was also reflected in Mosaic's results, where our fund investing in the smallest stocks, Mid-Cap Growth, trailed our other funds, which concentrate on larger companies.

The past year was an important one for Mosaic, as we realized our initial goals for our newly named fund family. Some of these improvements are represented in our expanded newsletter and annual reports. Others are seen in terms of service, as we've worked hard to make information more accessible to you through our 24-hour automated telephone line, Mosaic Tiles (1-800-336-
3063) and our website at www.mosaicfunds.com.

We adjusted our fund lineup to provide a variety of investment vehicles and realigned our stock funds to reflect our discipline of seeking the best companies at reasonable valuations.

We hope you are taking advantage of our expanded services and will consider a fresh look at our fund lineup in light of the diversification opportunities we now provide.

Thank you again for your continued confidence in Mosaic.

     Sincerely,

     (signature)

     Katherine L. Frank
     President
     Mosaic Funds

Mosaic Equity Trust
Management's Discussion of Fund Performance
December 31, 1998

The Year In Review

In the wake of three tremendous years for the stock indices, many observers thought that 1998 would be a year in which the stock market took a breather. Instead, it left us breathless, with a relatively steady march upward to index-beating highs in mid-July, followed by a dramatic drop which lopped off 20% of market value as measured by the major indices. This drop was in turn followed by a heady fourth-quarter rally that brought us close to the index records set in July. By the year's end, the S&P 500 was up 28.6%, and the Dow Industrial Average was ahead 18.1%.

Following a trend we've been observing for the past few years, these market moves did not necessarily represent the "average" stock. In reality, a small number of large stocks have dominated the popular indices, such as the S&P 500, while the rest of the market has performed less positively. In 1998 the 10 largest stocks in the S&P 500 (just 2% of the names on that list) accounted for 43% of the index's gain. The 50 largest stocks (10% of the companies in the index) accounted for 87.5% of the gain. Some of the broader market indices, such as the small-cap Russell 2000, were actually negative for the year. In fact, two-thirds of U.S. stocks actually ended the year negative. Further cloaking the underlying difficulty for stocks was the outsized performance of Internet stocks, which grabbed many of the headlines and contributed to the overall, and somewhat misleading, impression of a banner year for stocks.

While the domestic economy remained benign, albeit with signs of slowing, the market indices were notably resilient in the face of such concerns as crises in Asia, Russia, Latin America; the collapse of the sizeable hedge fund Long Term Capital Management; troubles in Iraq; and finally declining corporate profits. Countering these negative developments was the lowering of interest rates, as Alan Greenspan and the Fed began dropping rates in September and continued to ease throughout the remainder of the year.

Fund Overview

Mosaic Investors Fund

The performance of the Investors Fund in 1998, with a return of 18.66%, mirrored the general trend lines of the stock market. When we reported to you at mid-year, the fund was up 6.62%. The fund dipped along with the market in July and August and then came back strong in the fourth quarter.

On November 1, 1998 we celebrated the fund's 20th anniversary. Since the fund's inception, Investors has produced an average annual return of 15.40% through the end of 1998. Its risk-adjusted performance since inception has earned the Fund an overall 4-Star Morningstar rating through December 31, 1998, as well as a 4-Star rating for three and five years.

One of the challenges for our investment discipline is finding quality growth stocks at reasonable valuations when the market is setting record highs in terms of the indices and in terms of traditional valuation methods. All of these suggest that many stock valuations are at relative highs as well. Our investment strategy is based on picking stocks one at a time, yet we are acutely aware of the investment and economic environment in which these stocks exist. As a result, we made a decision going into 1998 to attempt to avoid some of the pitfalls of the market by tempering international exposure and concentrating on companies whose earnings we felt would be solid even if the economic situation soured.

Our strongest returns came from the consumer sector, led by two of our larger holdings, supermarket giant Safeway and CVS, the second-largest drugstore chain in the U.S. While we had strong returns from Sun Microsystems and Compaq in the technology sector, valuations in this sector kept our investments below the S&P 500's technology weighting, and we did not fully participate in the sector's strong showing. One of the longest held positions in Investors, Freddie Mac, a top-ten holding, continued to justify our confidence, as the stock rose 55% over the course of 1998.

On the downside, Investors' return was hurt by our holdings in Sunbeam, a turnaround story that simply never happened. We eliminated our position in this stock in July. Our search for reasonably priced technology stocks led us to some smaller companies, including software developer Parametric Technology and electronics distributor Arrow Electronics, both of which turned in disappointing results and were no longer in the portfolio at year's end.

TOP TEN HOLDINGS

          % of net assets
PepsiCo          5.3%
Compaq           5.2%
Kroger           5.1%
Safeway           5.0%
MCI WorldCom      4.9%
CVS               4.5%
Wells Fargo       4.5%
Johnson & Johnson 4.5%
American Express  4.4%
Sun Microsystems  4.2%

Fund-at-a-Glance

Objective: Mosaic Investors seeks long-term capital appreciation through investments in large growth companies.
Net Assets: $29.6 million
Date of Inception: November 1, 1978
Ticker: MINVX

MOSAIC BALANCED FUND

Balanced ended 1998 with a one-year return of 15.15% and 4-Star Morningstar ratings for the life of the fund, as well as three and five years. The fund began the year with approximately two-thirds of its assets in stocks, and finished the year with a more conservative 58.6%. As consistent with its investment objectives, Balanced showed some of the same moves as the stock market as a whole, but with considerably dampened volatility. For instance, in the third quarter of 1998, when the average domestic U.S. stock fund lost close to 15%, Balanced dropped just 3.48%. For the year, Balanced was in line with its peers, as indicated by the Lipper Balanced Fund Index, which was up 15.09%.

The bond portion of Balanced contributed positively to its performance. Our active management helped the bond portfolio outperform comparable bond indices. An increase of bond maturities mid-year gave the fund a boost as interest rates fell. Toward the end of the year we increased our positions in corporate bonds and received an additional increase in value as investors sought safety in the kind of high-quality corporate bonds that we favor.

TOP TEN HOLDINGS
          % of net assets

Top Five Stock Holdings
(58.6% of total assets in stocks)

PepsiCo          3.39%
Kroger           3.33%
Compaq           3.26%
Safeway          3.15%
MCI WorldCom     3.12%

Top Five Fixed Income Holdings

U.S. Treasury Notes 6.25%, 4/30/01  4.15%
U.S. Treasury Notes 6.25%, 5/31/00  2.58%
Fannie Mae, 6.00%, 5/15/08          2.44%
U.S. Treasury Notes 6.25%, 1/31/01  2.05%
U.S. Treasury Notes 6.25%, 5/31/99  1.83%

Fund-at-a-Glance
Objective: Mosaic Balanced seeks to provide substantial current dividend income while providing opportunity for capital appreciation by investing in a combination of mid-to-large companies and bonds.
Net Assets: $24.7 million
Date of Inception: December 18,1986
Ticker: BHBFX

MOSAIC MID-CAP GROWTH
Mid-Cap Growth returned 6.81% for the period, indicative of the performance gap between large and smaller stocks. Mid-cap stocks, representing companies with market capitalizations in the $1-7 billion range, had, as a group, a difficult year. Mid-sized stocks did not participate fully in the market rise through July and were harder hit than larger stocks in the market drop of late summer. Despite a strong recovery in the fourth quarter, mid-cap stocks still underperformed larger stocks by a wide margin.

Over the course of the year, mid-caps were hurt by a broad wave of earnings disappointments. The market was particularly unmerciful towards any negative news on this front. More than one in five companies in the S&P Midcap Index lost 25% or more of their value in 1998.

Unfortunately, our holdings were not immune. For example, Petco Animal Supply, Sunbeam and Consolidated Stores all had difficulty meeting earnings expectations and were sold at losses. On the positive side were several technology holdings, including Lexmark, Solectron and American Power Conversion. All three of these stocks advanced more than 100% over the course of the year. Shares of Tommy Hilfiger were a plus as well, advancing more than 70% over the period. As the year ended we continued to hold these four stocks and are optimistic regarding the long-term prospects of solid, reasonably priced mid-cap stocks.

TOP TEN HOLDINGS
                     % of net assets
Kroger                    5.2%
CVS Corp.                 5.1%
Fiserv                    5.0%
American Power Conversion 4.9%
Network Associates        4.7%
Tommy Hilfiger            4.7%
Regions Financial         4.5%
Denstply                  4.4%
Solectron                 4.3%
Hillenbrand               4.2%

Fund-at-a-Glance

Objective: Mosaic Mid-Cap Growth seeks long-term capital appreciation through the investment in small-to-mid sized growth companies.
Net Assets: $10.2 million
Date of Inception: July 21, 1983
Ticker: GTSGX

MOSAIC FORESIGHT
Mosaic Foresight returned 16.36% through December 31, 1998, its first year of operation. This return was in line with the fund's peers, as indicated by the Lipper Flexible Portfolio Fund Index, which was up 16.52% for the same period.
Taking a clearly conservative posture, the Foresight Fund remained heavily in cash reserves for most of 1998. Through the early months of the year cash positions ranged from 60%-80% of the Fund's total assets. One of the Fund's objectives is to attempt to avoid severe stock market declines. After such a major decline in August and September, stock holdings in-creased: from 22% on September 30 to 53% in mid-November. This reallocation into the market helped propel the fund to its overall 16.36% increase for the year. Towards the end of 1998 the Fund resumed a more conservative position, holding 25% in stocks at year-end in the belief that the stock market remains substantially overvalued and thus quite vulnerable in early 1999.

Foresight's charter is to provide capital appreciation while maintaining sensitivity to market conditions and to actively adjust asset allocation when conditions warrant. At year end the fund was 24.9% invested in stocks, 40.7% in government agency notes, and 34.4% in cash.

Top Five Stock Holdings
(24.9% of total assets in stocks)
                   % of net assets
Compaq                3.8%
Marshall & Ilsley     3.5%
MBIA, Inc.            3.0%
Officemax             2.8%
Tommy Hilfiger        2.7%

Fund-at-a-Glance

Objective: Mosaic Foresight seeks long-term capital appreciation through investments in large growth companies while pursuing capital preservation through active management of market exposure.
Net Assets: $3.3 million
Date of Inception: December 31, 1997
Ticker: GEWWX

Comparison of Changes in the Value of a $10,000 Investment

Depicted herein are the following line graphs:

	Investors	S&P 500	Lipper Growth
	Fund
1978	 10,360 	 10,420 	 10,692
1979	 12,337 	 12,369 	 13,825
1980	 15,191 	 16,376 	 19,170
1981	 17,277 	 15,508 	 17,863
1982	 23,068 	 18,842 	 22,156
1983	 27,159 	 23,101 	 26,886
1984	 27,000 	 24,556 	 25,920
1985	 35,505 	 32,365 	 33,733
1986	 41,293 	 38,417 	 38,992
1987	 41,751 	 40,453 	 40,261
1988	 47,080 	 47,156 	 45,951
1989	 54,644 	 62,105 	 58,574
1990	 46,858 	 60,179 	 55,403
1991	 61,881 	 78,534 	 75,530
1992	 68,671 	 84,503 	 81,295
1993	 70,684 	 93,012 	 91,033
1994	 73,441 	 94,230 	 89,603
1995	 91,529 	 129,642 	 118,860
1996	 112,352 	 159,395 	 139,635
1997	 151,495 	 212,569 	 178,842
1998	 179,764 	 273,322 	 224,787

                Value Line
      Balanced  Geometric
      Fund      Index     Lipper Balanced
1988	 10,000 	 10,000 	 10,000
1989	 11,211 	 11,122 	 11,959
1990	 10,393 	 8,423 	 12,110
1991	 13,001 	 10,716 	 14,978
1992	 14,093 	 11,461 	 16,410
1993	 14,687 	 12,690 	 18,371
1994	 14,854 	 11,927 	 17,995
1995	 18,049 	 14,227 	 22,474
1996	 21,020 	 16,130 	 25,398
1997	 26,378 	 19,527 	 29,995
1998	 30,374 	 18,787 	 34,522

	Mid-Cap
	Growth	S&P 500	Lipper Mid-Cap
1988	 10,000 	 10,000 	 10,000
1989	 12,516 	 13,170 	 12,853
1990	 10,531 	 12,762 	 12,277
1991	 13,236 	 16,654 	 18,909
1992	 14,126 	 17,920 	 20,537
1993	 16,225 	 19,724 	 23,692
1994	 15,582 	 19,983 	 23,214
1995	 19,099 	 27,492 	 30,893
1996	 20,272 	 33,802 	 35,921
1997	 23,722 	 45,078 	 42,232
1998	 25,264 	 57,961 	 48,111

             Foresight   S&P 500   Lipper Flexible
12/31/1997	 10,000 	 10,000 	 10,000
03/31/1998	 10,361 	 11,395 	 10,907
06/30/1998	 10,360 	 11,771 	 11,075
09/30/1998	 9,901 	 10,600 	 10,278
12/31/1998	 11,636 	 12,858 	 11,656

Average Annual Total Return  One Year  Five Years  Ten Years
Investors Fund               18.66%     20.52%       14.34%
Balanced Fund                15.15%     15.64%       11.75%
Mid-Cap Growth Fund           6.81%      9.25%        9.71%
Foresight Fund               16.36%*
  *Since inception on 12/31/97

Past performance is not predictive of future performance.

Interview with lead equity manager Jay Sekelsky

Q. How would you characterize the performance in the Mosaic Equity Trust Funds for this year?

A. If a year ago someone had handed me this year's performance numbers, I would have been happy to take them. After all, 1995, 1996 and 1997 were tremendous years for our funds (and the market) and we were certainly prepared for more modest results. To add another double-digit year to Investors and Balanced is really quite unprecedented. At first glance it looks like it was another strong year for the market. But, of the past four years, 1998 easily proved to be the most difficult year to generate double-digit returns. In reality, a small minority of very large companies generated the lion's share of the S&P 500's 28.6% return. In fact, the average stock in the S&P 500 was up just 7% and over two-thirds of U.S. stocks had a negative return for the year. This so-called "two-tiered market" has been well documented. The bottom line is that it was a difficult market for most investors to generate double-digit returns and so we are very pleased to have done so.

Q. What aspects of market performance in the past year did you anticipate going into this year?

A. A year ago, in this report, I stated that we expected to see a continuation of international problems that were at that point concentrated in Asia. Since then we've seen the collapse of Russia and the beginnings of an economic crisis in South America. As a result, our decision to screen companies for overseas exposure proved to be prudent. We did a good job of avoiding the companies hit hardest by lost international sales. We also reported that we found the market vulnerable as we entered 1998. Our concentration on strong domestic companies with proven income streams was part of our defensive strategy. When the market turned sharply downward in July and August our stocks held up better than the overall market.

Q.     What aspects of the market surprised you?

A. I'd have to say the biggest surprise was the size and speed in which the market recovered at the end of the year. Investors returned 23.11% in the last quarter, while Mid-Cap did 21.54%. By the end of the year the indices were testing new highs, even though the majority of stocks were not nearly that resilient. Nevertheless, the market's comeback was stronger and steeper than we could have predicted.

Q. Did you make any substantial changes to the portfolios over the course of the year?

A. While we are willing, and actually pleased to be able to hold a stock for multiple years, our sell discipline is an important component of our strategy. We will sell a stock when we feel it is fully valued or when we're convinced we have better opportunities in another company. One of the results of a volatile market like we had in 1998 is the way stocks sometimes hit their target prices much faster than we expect and become sell candidates. When the market dips, as it did in late summer, stocks of attractive companies that may have been too pricey may rather quickly drop into our buy range. As a result, we had slightly more turnover than we would normally expect. Additionally, as the year progressed and valuations became somewhat extended in certain sectors, such as healthcare, we reduced our exposure to those sectors. On the other hand the financial sector became more attractive, in our opinion, and we increased our holdings in that area.

Q. Where were the funds positioned in terms of types of industries or sectors?

     Our stock selection discipline leads us to four major sectors: consumer,

healthcare, financial and technology. Over a long period of time we'd expect our exposure to be relatively evenly balanced across these sectors. For a shorter period of time, including the one-year period we are reviewing, conditions will likely produce a heavier weighting in one broad sector over another. For the larger stocks represented in Investors and Balanced, we favored the consumer sector, with substantial holdings in the supermarket chains of Kroger and Safeway and the drugstore operator CVS. These were companies with a history of strong, dependable earnings that were not dependent on overseas sales. We were able to acquire these companies at below-market valuations based on the S&P 500's valuation. Plus, we liked the way these companies were likely to hold up in any downturn. After all, consumers will still buy groceries and fill their prescriptions, regardless of the short-term economic conditions. We were relatively underweighted in technology, which turned out to be the best performing sector of the market. While we had excellent results from Compaq and Sun Microsystems in Investors and Balanced, overall technology valuations kept us from a heavier exposure as this relatively pricey sector led the market to new and even pricier valuations. Among the smaller stocks in Mid-Cap's universe we were able to find more reasonably priced technology companies. Among the best performers in our Mid-Cap portfolio were technology companies, led by printer manufacturer Lexmark and Solectron, a provider of electronics manufacturing services. As in our large-cap funds, Mid-Cap leaned toward the consumer sector, but had relatively less success there. Not only were we fighting the general investor bias towards larger stocks, but smaller companies were more susceptible to being pinched between low-cost goods from Asia and rising labor costs created by full employment.

Q.     What is your outlook and strategy for 1999?

     We head into 1999 with some of the same basic concerns and approaches that served us well in 1998. We still find the international scene fraught with dangers and prefer to somewhat limit our exposure to overseas economies, although not to the same extent as last year. We think the highly priced market as a whole remains vulnerable but remain positive about the domestic economy and the ability of good, solid companies to prosper. With our risk-conscious style of investing, success is not predicated on picking the next "hot" stock, but on solid performance across the board--singles and doubles rather than home runs, if you will. Our best results come when we have a number of smaller success stories along with an avoidance of major problems. So looking forward into 1999 we hope to avoid the major pitfalls of the market by sticking with companies that can continue to prosper in the low-inflation, lower-growth economy we foresee.

Independent Auditor's Report

To the Board of Trustees and Shareholders of Mosaic Equity Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Investors, Balanced, Mid-Cap Growth and Foresight (formerly Worldwide Growth) Funds (the "Funds") of the Mosaic Equity Trust as of December 31, 1998, and the related statements of operations for the year then ended, changes in net assets and the financial highlights for the year then ended and the periods ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Investors Fund and the Balanced Fund for each of the years in the three year period ended December 31, 1996 were audited by other auditors whose report, dated January 24, 1997, expressed an unqualified opinion on those financial highlights. The statements of changes in net assets for the year ended March 31, 1997 and the financial highlights of the Mid-Cap Growth and Foresight Funds for each of the years in the three year period ended March 31, 1997 were audited by other auditors whose report, dated May 2, 1997, expressed an unqualified opinion on the statements of changes in net assets and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Investors, Balanced, Mid-Cap Growth and Foresight Funds of the Mosaic Equity Trust as of December 31, 1998, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for the year then ended and the periods ended December 31, 1997 in conformity with generally accepted accounting principles.

(signature)
Deloitte & Touche LLP

Princeton, New Jersey
February 10, 1999

Investors Fund
Portfolio of Investments - December 31, 1998
                                                      Number
                                                      of
                                                      Shares     Value
COMMON STOCKS:  91.16% of net assets
CAPITAL GOODS -
MANUFACTURING:  3.06%
     US Industries, Inc.                              48,550   $ 904,244
CONSUMER CYCLICALS:  6.59%
     Dayton Hudson Corporation                        18,850   1,022,613
     Federated Department Stores, Inc.*               21,200     923,525
CONSUMER SERVICES -
TELECOMMUNICATIONS:  4.87%
     MCI WorldCom, Inc.*                              20,050   1,438,587
CONSUMER STAPLES -
BROADCAST MEDIA:  3.26%
     Mediaone Group, Inc.*                            20,450     961,150
CONSUMER STAPLES -
FOOD & BEVERAGE:  9.07%
     Nabisco Holdings Corporation, Class A            26,900   1,116,350
     PepsiCo, Inc.                                   38,150     1,561,766
CONSUMER STAPLES -
RETAIL:  14.63%
     CVS Corporation                                 24,350     1,339,250
     Kroger Company                                  24,750     1,497,375
     Safeway, Inc.*                                  24,350     1,483,828
FINANCIAL - BANKS:  12.45%
     First Union Corporation                         18,850     1,146,315
     National City Corporation                       16,550     1,199,875
     Wells Fargo & Company                           33,300     1,329,919
FINANCIAL - INSURANCE:  3.31%
     MGIC Investment Corporation                     24,550       977,397
FINANCIAL - SERVICES:  11.40%
     American Express Company                        12,700     1,298,575
     Citigroup, Inc.                                 17,550       868,725
     Freddie Mac                                     18,590     1,197,893
HEALTHCARE:  11.08%
     Abbott Laboratories                             16,450       806,050
     Bristol Myers Squibb Company                     8,600     1,150,788
     Johnson & Johnson                               15,675     1,314,740
TECHNOLOGY:  11.44%
     Compaq Computer Corporation                     36,800     1,543,300
     Hewlett-Packard Company                          8,850       604,566
     Sun Microsystems, Inc.*                         14,400     1,233,000
           TOTAL COMMON STOCKS  (Cost $19,496,368)            $26,919,831

REPURCHASE AGREEMENT:  9.27% of net assets
     With Donaldson, Lufkin & Jenrette Securities
     Corporation issued 12/31/98 at 4.625%, due
     1/4/99, collateralized by $2,790,720 in
     United States Treasury Notes due 6/30/00.
     Proceeds at maturity are $2,737,406. (Cost $2,736,000)   $ 2,736,000

          TOTAL INVESTMENTS (Cost $22,232,368)                $29,655,831
CASH AND RECEIVABLES
LESS LIABILITIES: (0.43%) of net assets                       $  (128,067)
NET ASSETS: 100%                                              $29,527,764
*Non-income producing

Balanced Fund
Portfolio of Investments - December 31, 1998

                                                Number
                                                of
                                                Shares     Value
COMMON STOCKS: 58.58% of net assets
CAPITAL GOODS - MANUFACTURING:  2.01%
     US Industries, Inc.                        26,700    $497,288
CONSUMER CYCLICALS:  4.27%
     Dayton Hudson Corporation                  10,100     547,925
     Federated Department Stores, Inc.*         11,650     507,503
CONSUMER SERVICES - TELECOMMUNICATIONS:  3.12%
     MCI WorldCom, Inc.*                        10,750     771,312
CONSUMER STAPLES - BROADCAST MEDIA:  2.14%
     Mediaone Group, Inc.*                      11,250     528,750
CONSUMER STAPLES - FOOD & BEVERAGE:  5.82%
     Nabisco Holdings Corporation, Class A      14,450     599,675
     PepsiCo, Inc.                              20,500     839,219
CONSUMER STAPLES - RETAIL:  9.33%
     CVS Corporation                            12,800     704,000
     Kroger Company                             13,600     822,800
     Safeway, Inc.*                             12,800     780,000
FINANCIAL - BANKS:  8.23%
     First Union Corporation                    10,350     629,409
     National City Corporation                   9,200     667,000
     Wells Fargo & Company                      18,500     738,844
FINANCIAL - INSURANCE:  2.12%
     MGIC Investment Corporation                13,200     525,525
FINANCIAL - SERVICES: 7.29%
     American Express Company                    6,850     700,412
     Citigroup, Inc.                             9,400     465,300
     Freddie Mac                                 9,890     637,287
HEALTHCARE:  7.19%
     Abbott Laboratories                         8,850     433,650
     Bristol Myers Squibb Company                4,600     615,538
     Johnson & Johnson                           8,700     729,713
TECHNOLOGY:  7.06%
     Compaq Computer Corporation                19,250     807,297
     Hewlett-Packard Company                     4,200     286,912
     Sun Microsystems, Inc.*                     7,650     655,031
           TOTAL COMMON STOCKS (Cost $10,895,021)      $14,490,390
                                             Principal
                                             Amount     Value
DEBT INSTRUMENTS: 34.40% of net assets
          Corporate Obligations: 20.63%
     Associates Corp of North America,
          7.875%, 9/30/01                    55,000     $58,369
     Associates Corp of North America,
          6%, 4/15/03                       400,000     408,000
     Walt Disney Company, Senior Notes,
          6.375%, 3/30/01                   355,000     365,206
     Ford Motor Credit Company,
          7.75%, 3/15/05                    325,000     361,156
     Gap, Inc., 6.9%, 9/15/07               345,000     379,069
     General Motors Acceptance
          Corporation, 5.875%, 1/22/03      430,000     434,300
     Tommy Hilfiger USA, Inc.,
          6.5%, 6/1/03                      340,000     339,575
     International Lease Finance
          Corporation, 8.375%, 12/15/04     315,000     356,344
     Kohls Corporation, 6.7%, 2/1/06        280,000     293,300
     Lucent Technologies, Inc.,
          6.9%, 7/15/01                     350,000     366,187
     Merrill Lynch & Company, Inc.,
          7%, 1/15/07                       300,000     322,875
     Morgan Stanley Dean Witter & Co.,
          6.375%, 8/1/02                    355,000     363,431
     Motorola, Inc., 5.8%, 10/15/08         430,000     439,675
     Seagate Technology, Inc., Senior
          Notes, 7.37%, 3/1/07              275,000     270,188
     Xerox Corporation, 5.5%, 11/15/03      345,000     345,863
     US Treasury & Agency Obligations: 13.77%
     Fannie Mae Notes, 6%, 5/15/08          570,000     602,986
     US Treasury Notes, 6.25%, 5/31/99      450,000     452,947
     US Treasury Notes, 6.25%, 5/31/00       625,000     638,656
     US Treasury Notes, 5.25%, 1/31/01       500,000     506,435
     US Treasury Notes, 6.25%, 4/30/01       990,000   1,025,917
     US Treasury Notes, 6.25%, 8/31/02       170,000     178,910

     TOTAL DEBT INSTRUMENTS    (Cost $8,343,978)       8,509,389
          TOTAL INVESTMENT SECURITIES                $22,999,779
REPURCHASE AGREEMENT: 6.88% of net assets
     With Donaldson, Lufkin & Jenrette Securities
     Corporation issued 12/31/98 at 4.625%, due
     1/4/99, collateralized by $1,736,040 in United
     States Treasury Notes due 6/30/00. Proceeds
     at maturity are $1,702,875. (Cost $1,702,000)   $ 1,702,000
     TOTAL INVESTMENTS (Cost $20,940,999)            $24,701,779
CASH AND RECEIVABLES
LESS LIABILITIES: 0.14% of net assets                $    33,631
NET ASSETS: 100%                                     $24,735,410
*Non-income producing

Mid-Cap Growth Fund
Portfolio of Investments - December 31, 1998
                                              Number
                                              of
                                              Shares     Value
COMMON STOCKS:  91.36% of net assets
CAPITAL GOODS -
ELECTRICAL EQUIPMENT:  9.14%
     American Power Conversion
          Corporation*                        10,250    $496,164
     Solectron Corporation*                    4,700     436,806
CAPITAL GOODS -
MANUFACTURING:  7.20%
     Hillenbrand Industries, Inc.              7,475     425,141
     US Industries, Inc.                      16,650     310,106
CONSUMER CYCLICALS:  10.32%
     Tommy Hilfiger Corporation*               8,000     480,000
     Callaway Golf Company                    12,750     130,687
     Federated Department Stores, Inc.*        4,450     193,853
     Officemax, Inc.*                         20,550     249,169
CONSUMER SERVICES  -
TELECOMMUNICATIONS:  3.06%
     Telephone & Data Systems, Inc.            6,950     312,316
CONSUMER STAPLES -
WHOLESALE FOODS:  3.42%
     Richfood Holdings, Inc.                  16,800     348,600
CONSUMER STAPLES -
RETAIL:  10.31%
     CVS Corporation                           9,450     519,750
     Kroger Company                            8,800     532,400
FINANCIALS - BANKS:  11.76%
     Regions Financial Corporation            11,300     455,531
     Southtrust Corporation                    9,525     351,830
     Summit Bancorp                            9,000     393,187
FINANCIALS - INSURANCE:  6.80%
     MBIA, Inc.                                5,575     365,511
     MGIC Investment Corporation               8,250     328,453
FINANCIALS - SERVICES:  3.38%
     Finova Group, Inc.                        6,400     345,200
HEALTHCARE:  4.39%
     Dentsply International, Inc.             17,500     448,438
TECHNOLOGY:  17.79%
     Cadence Design Systems, Inc.*            13,550     403,112
     Fiserv, Inc.*                             9,900     508,922
     Lexmark International Group, Inc.,
          Class A*                             4,200     422,100
     Network Associates, Inc.*                 7,275     481,969
TRANSPORTATION:  3.79%
     Expeditors International of
          Washington, Inc.                     9,200     386,400
           TOTAL COMMON STOCKS (Cost $8,051,734)     $ 9,325,645
REPURCHASE AGREEMENT: 9.74% of net assets
          With Donaldson, Lufkin & Jenrette Securities
     Corporation issued 12/31/98 at 4.625%, due
     1/4/99, collateralized by $1,013,880 in United
     States Treasury Notes due 6/30/00. Proceeds at
     maturity are $994,511. (Cost $994,000)          $   994,000
     TOTAL INVESTMENTS (Cost $9,045,734)             $10,319,645
CASH AND RECEIVABLES
LESS LIABILITIES: (1.10%) of net assets             $   (112,751)
NET ASSETS: 100%                                     $10,206,894
*Non-income producing

Foresight Fund
Portfolio of Investments - December 31, 1998
                                           Number
                                           of
                                           Shares     Value
COMMON STOCKS:  24.91% of net assets
CONSUMER CYCLICALS:  7.74%
     Tommy Hilfiger Corporation*             1,500    $90,000
     Federated Department Stores, Inc.*      1,700     74,056
     Officemax, Inc.*                        7,500     90,938
FINANCIALS - INSURANCE:  4.80%
     MBIA, Inc.                              1,500     98,344
     MGIC Investment Corporation             1,500     59,719
FINANCIAL - BANKS:  5.95%
     First Union Corporation                 1,300     79,056
     Marshall & Ilsley Corporation           2,000    116,875
TECHNOLOGY:  6.42%
     Compaq Computer Corporation             3,000    125,812
     Sun Microsystems, Inc.*                 1,000     85,625
           TOTAL COMMON STOCKS (Cost $568,269)     $  820,425

                                            Principal
                                            Amount     Value
US GOVERNMENT AGENCY
OBLIGATIONS:  40.73%
     Freddie Mac Discount Notes,
          4.89%, 3/8/99                     450,000   $ 446,220
     Fannie Mae Discount Notes,
          4.94%, 2/4/99                     450,000     448,086
     Fannie Mae Discount Notes, 4.94%,
          2/18/99                           450,000     447,221
     TOTAL US GOVERNMENT
     AGENCY OBLIGATIONS  (Cost $1,341,456)           1,341,527
          TOTAL INVESTMENT SECURITIES               $2,161,952
REPURCHASE AGREEMENT: 31.67% of net assets
          With Donaldson, Lufkin & Jenrette Securities
     Corporation issued 12/31/98 at 4.625%, due
     1/4/99, collateralized by $1,063,860 in United
     States Treasury Notes due 6/30/00. Proceeds at
     maturity are $1,043,536. (Cost $1,043,000)     $1,043,000
     TOTAL INVESTMENTS (Cost $2,952,725)            $3,204,952
CASH AND RECEIVABLES
LESS LIABILITIES: 2.69% of net assets               $   88,664
NET ASSETS: 100%                                    $3,293,616
*Non-income producing

Statements of Assets and Liabilities
December 31, 1998
                                                      Mid-Cap
                           Investors      Balanced     Growth     Foresight
                              Fund          Fund         Fund        Fund
ASSETS
Investments, at value (Note 1 and 2)
   Investment securites     $26,919,831  $22,999,779  $ 9,325,645  $2,161,952
     Repurchase agreements    2,736,000    1,702,000      994,000   1,043,000
     Total investments       29,655,831   24,701,779   10,319,645   3,204,952
Cash                                604          374          129         133
Receivables
     Dividends and interest      15,652      141,835        8,878         896
     Capital shares sold         35,372        7,485           --      89,620
     Total assets            29,707,459   24,851,473   10,328,652   3,295,601
LIABILITIES
Payables
     Dividends                   96,512      103,806       41,062       1,985
     Capital shares redeemed     83,183       12,257       80,696          --
     Total liabilities          179,695      116,063      121,758       1,985
NET ASSETS (Note 6)         $29,527,764  $24,735,410  $10,206,894  $3,293,616
CAPITAL SHARES OUTSTANDING    1,217,127    1,208,403    1,167,493     275,645

NET ASSET VALUE PER SHARE        $24.26       $20.47        $8.74      $11.95

Statements of Operations
For the year ended December 31, 1998
                                                      Mid-Cap
                           Investors      Balanced     Growth     Foresight
                              Fund          Fund         Fund        Fund
INVESTMENT INCOME (Note 1)
Interest income          $  122,525     $  504,663   $   66,571    $   81,988
Dividend income             220,835        106,772       59,921         6,941
Other income                 13,507         12,679           --            --
   Total investment income  356,867        624,114      126,492        88,929
EXPENSES (Notes 3 and 5)
Investment advisory fees    202,302        154,798       81,764        17,118
Transfer agent, administrative,
  registration and
  professional fees         107,894         92,879       54,509        12,561
     Total expenses         310,196        247,677      136,273        29,679
NET INVESTMENT INCOME (LOSS) 46,671       376,437        (9,781)       59,250
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on
  investments             3,052,185     1,728,871       574,775       127,562
Change in net unrealized
  appreciation
  of investments          1,535,620       864,681       140,432       252,227
NET GAIN ON INVESTMENTS   4,587,805     2,593,552       715,207       379,789
TOTAL INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS             $4,634,476    $2,969,989    $  705,426     $ 439,039

Statements of Changes in Net Assets
For the period indicated

                                 Investors Fund           Balanced Fund
                            Year Ended   Year Ended   Year Ended   Year Ended
                            12/31/1998   12/31/1997   12/31/1998   12/31/1997
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income       $   46,671  $    95,730  $   376,437  $   258,291
Net realized gain on
  investments                3,052,185    3,209,113    1,728,871    2,051,649
Net unrealized appreciation
  of investments             1,535,620    2,336,334      864,681      889,817
Total increase in net assets
  resulting from operations  4,634,476    5,641,177    2,969,989    3,199,757
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income     (46,454)    (104,054)    (376,307)    (287,828)
From net capital gains      (2,505,125)  (2,972,340)  (1,761,206)  (1,921,318)
Total distributions         (2,551,579)  (3,076,394)  (2,137,513)  (2,209,146)
CAPITAL SHARE TRANSACTIONS
  (Note 8)                   2,242,938    9,525,594    6,500,315    5,394,249
TOTAL INCREASE IN NET ASSETS 4,325,835   12,090,377    7,332,791    6,384,860
NET ASSETS
Beginning of period        $25,201,929  $13,111,552  $17,402,619  $11,017,759
End of period              $29,527,764  $25,201,929  $24,735,410  $17,402,619

                                           Mid-Cap Growth Fund                Foresight Fund
                                  Year         Nine Months  Year        Year      Nine Months Year
                                  Ended        Ended        Ended       Ended     Ended       Ended
                                  December     December     March       December  December    March
                                  31, 1998     31, 1997     31, 1997    31, 1998  31, 1997    31, 1997
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)    $  (9,781)   $  (31,388)  $  (17,803)  $  59,250   $  (983)   $   2,895
Net realized gain on investments  574,775     1,579,590    4,734,760     127,562   127,653       60,864
Net realized loss on foreign
  currency transactions                --            --           --          --   (21,582)      (6,455)
Net unrealized appreciation
  (depreciation of investments)   140,432     1,250,952   (5,199,869)    252,227  (175,233)     225,620
Net unrealized appreciation
  (depreciation) on foreign
   currency transactions               --            --           --          --        --        3,044
Total increase (decrease) in net
  assets resulting from operations 705,426    2,799,154     (482,912)    439,039   (70,145)     285,968
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                   --           --      (15,133)    (59,250)       --           --
Net capital gains               (1,192,307)  (3,057,678)  (9,039,372)         --        --           --
     Total distributions        (1,192,307)  (3,057,678)  (9,054,505)    (59,250)       --           --
CAPITAL SHARE TRANSACTIONS
     (Note 8)                     (773,816)     761,629    3,410,899     999,699  (597,912)    (819,492)
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                 (1,260,697)     503,105   (6,126,518)  1,379,488  (668,057)    (533,524)
NET ASSETS
Beginning of period            $11,467,591  $10,964,486  $17,091,004  $1,914,128 $2,582,185  $3,115,709
End of period                  $10,206,894  $11,467,591  $10,964,486  $3,293,616 $1,914,128  $2,582,185

Financial Highlights
Selected data for a share outstanding throughout each period:

                                                                                                Ratio of
                     Net                                                               Ratio of net
       Net           realized &        Distri-                   Net           Net     expenses investment
Year   asset  Net    unrealized        butions                   asset         assets  to      income
ended  value  invest. gain  Total from from netDist.             value         end of  average (loss)     Port.
Dec.   begin  income (loss) on invest. invest. fm. cap.Total     end of Total  period  net     to average turnover
31     period (loss) invest's operat's income  gains   dist'ions period return (1000s) assets  net assets rate



Investors Fund-2
1998   $22.37 $0.04   $4.13    $4.17  $(0.04)  $(2.24)  $(2.28)  $24.26  18.66% $ 29,528  1.16%  0.17%      85%
1997-1  19.16  0.14    6.39     6.53   (0.14)-5 (3.18)-5 (3.32)-5 22.37  34.84    25,202  1.15   0.49       78-6
1996    18.03  0.24    3.91     4.15   (0.25)   (4.01)   (4.26)   17.92  22.75    13,112  1.17   1.20       81
1995    15.84  0.42    3.45     3.87   (0.42)   (1.26)   (1.68)   18.03  24.63    11,860  1.17   2.44       58
1994    16.73  0.39    0.26     0.65   (0.39)   (1.15)   (1.54)   15.84   4.09    10,009  1.20   2.28       54

Balanced Fund-3
1998   $19.48 $0.37   $2.56    $2.93  $(0.37)  $(1.57)  $(1.94)  $20.47  15.15% $ 24,735  1.20%  1.83%      94%
1997-1  18.09  0.40    4.04     4.44   (0.41)-5 (2.64)-5 (3.05)-5 19.48  25.49    17,403  1.35   1.80       78-6
1996    22.44  0.50    3.20     3.70   (0.50)   (3.61)   (4.11)   22.03  17.00    11,018  1.42   2.06       86
1995    20.16  0.75    3.53     4.28   (0.74)   (1.26)   (2.00)   22.44  21.51    10,857  1.36   3.36       66
1994    22.36  0.72   (0.46)    0.26   (0.72)   (1.74)   (2.46)   20.16   1.31    10,588  1.34   3.03       76

Mid-Cap Growth Fund-4
1998    $9.25$(0.01)  $0.64    $0.63      --   $(1.14)  $(1.14)   $8.74   6.81%  $10,207  1.26% (0.09)%     88%
1997-8   9.88 (0.03)   1.91     1.88      --    (2.51)   (2.51)    9.25  26.06    11,468  1.27-7(0.35)-7    80
1997-9  20.49 (0.02)  (0.47)   (0.49) $(0.02)  (10.10)  (10.12)    9.88  (5.59)   10,964  1.62  (0.12)     127
1996-9  18.09  0.13    3.63     3.76   (0.12)   (1.24)   (1.36)   20.49  21.22    17,091  1.41   0.56       21
1995-9  21.11  0.15    0.19     0.34   (0.15)   (3.21)   (3.36)   18.09   2.27    31,590  1.30   0.76        4
1994-9  19.97  0.17    2.13     2.30   (0.17)   (0.99)   (1.16)   21.11  11.57    34,931  1.45   0.75        7

Foresight Fund
1998   $10.46 $0.22   $1.49    $1.71  $(0.22)      --   $(0.22)   11.95  16.36%  $ 3,294  1.30%  2.59%     185%

(Formerly) Worldwide Growth Fund-4
1997-8  10.97 (0.01)  (0.50)   (0.51)     --       --       --    10.46  (4.60)    1,914  2.41-7 0.05-7      2
1997-9   9.86  0.01    1.10     1.11      --       --       --    10.97  11.21     2,582  2.50   0.10       47
1996-9   8.50  0.04    1.39     1.43   (0.07)      --    (0.07)    9.86  16.88     3,116  2.38   0.43       78
1995-9  12.51  0.02   (2.48)   (2.46)  (0.03)  $(1.52)   (1.55)    8.50 (22.20)    3,319  2.05   0.21       65
1994-10 10.00 (0.04)   2.55      2.51      --      --       --    12.51  26.19-7   3,526  1.81-7(0.48)-7    83

1 All data reflect share price adjustment due to fund merger on June 13, 1997. (See note 1).
2  Data prior to June 13, 1997 represents Bascom Hill Investors, Inc.
3  Data prior to June 13, 1997 represents Bascom Hill BALANCED Fund, Inc.
4 Effective July 31, 1996, the investment advisory services transferred to Madison Mosaic, LLC from Bankers Finance Investment Management Corp.
5 Includes distribution attributable to net investment income and net realized gain from Mosaic Investors Fund and Mosaic Equity Income Fund. (See note 1).
6 For purposes of determining portfolio turnover, the transfer of securities pursuant to the merger on June 13, 1997 are not considered.
7  Annualized.
8  For the nine month period ended December 31, 1997.
9  For the years ended March 31.
10 For the period from April 16, 1993 (inception) to March 31, 1994.
11 Had the Advisor not waived advisory fees, the Worldwide Growth Fund's ratios of expenses and net investment loss to average net assets would have been 2.92% and (0.56)%, respectively, for the nine month period ending December 13, 1997; 3.00% and (0.40)% for the year ended March 31, 1997; 2.97%
and (0.17)%, respectively, for the year ended March 31, 1996; and 3.05% and (0.79)%, respectively, for the year ended March 31, 1995. Had the Advisor not waived the advisory fee and deferred a portion of the operating expenses, the Fund's annualized ratios of expenses and net investment loss to average net assets would have been 4.24% and (2.92)%, respectively, for the period from inception to March 31, 1994. Ratio of expenses to average net assets includes fees paid indirectly for the years ended March 31, 1996 and 1997.

Mosaic Equity Trust
Notes to Financial Statements
For the period ended December 31, 1998

1. Summary of Significant Accounting Policies. Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company act of 1940 as an open-end, diversified investment management company. The Trust offers shares in four separate portfolios which invest in differing securities. The Investors Fund, the surviving economic entity of the merger between Mosaic Equity Trust Investors Fund and Bascom Hill Investors, Inc., which occurred on June 13, 1997, is invested in established companies that may be undervalued or may offer good management and significant growth potential. The Balanced Fund, the surviving economic entity of the merger between Mosaic Equity Trust Equity Income Fund and Bascom Hill BALANCED Fund, Inc., which occurred on June 13, 1997, is invested in a combination of investment grade fixed-income securities and equity securities of established companies. All financial information presented prior to the effective date of the merger represents activity of the Bascom Hill Investors, Inc. and the Bascom Hill BALANCED Fund, Inc. The Mid-Cap Growth Fund is invested primarily in "mid-cap" companies that may offer rapid growth potential. The Foresight Fund moves in and out of the stock and bond markets when these markets appear unusually over-or-under valued. Prior to January 1, 1998, the Foresight Fund had different investment policies and objectives and was called Worldwide Growth Fund.

Share Price Adjustment Due to Merger: On June 13, 1997, the Balanced Fund shares were adjusted pursuant to the merger as discussed above by approximately the following factors: adjustment to shares, 1.218; adjustment to net asset value per share, 0.821. Similarly, the Investors Fund shares were adjusted as follows: adjustment to shares, 0.935; adjustment to net asset value per share, 1.0699.

Fiscal Year and Accountants: Beginning April 1, 1997, the Trust's fiscal year changed to December 31 and the Trust changed its Independent Auditors to Deloitte & Touche LLP.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price, if available, and if not available such securities are valued at the mean between their bid and asked prices. Other securities, for which current market quotations are not readily available, are valued at their fair value as determined in good faith by the Trustees. Investment transactions are recorded on the trade date. The cost of investments sold is determined on the identified cost basis for financial statements and federal income tax purposes. Short-term securities (maturing within 60 days) are valued at amortized cost which approximates market value. Securities with maturities in excess of 60 days are valued at market value.

Investment Income: Interest and other income (if any) is accrued as earned. Dividend income is recorded on the ex-dividend date.

Dividends: Substantially all of the Trust's accumulated net investment income, if any, determined as gross investment income less accrued expenses, is declared as a regular dividend and distributed to shareholders at fiscal year end. The Trust intends to declare and pay regular dividends quarterly on the Balanced Fund. Capital gain distributions, if any, are declared and paid annually at calendar year end. Additional distributions may be made if necessary.

Income Tax: In accordance with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, all of the taxable income of each portfolio is distributed to its shareholders, and therefore no federal income tax provision is required. As of December 31, 1998, the Mid-Cap Growth and Foresight Funds had available for federal income tax purposes unused capital loss carryovers of $133,830, expiring December 31, 2006, and $283,947, expiring December 31, 2003, respectively.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Repurchase agreements may be terminated within seven days. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates. The Investment Advisor to the Trust, Madison Mosaic, LLC ("the Advisor"), earns an advisory fee equal to 0.75% per annum of the average net assets of each of the Investors, Balanced, Mid-Cap Growth and Foresight Funds; the fees are accrued daily and are paid monthly. The Advisory Agreement between the Trust and the Advisor was approved at the special meeting of the Trust's shareholders on July 29, 1996. The Trustees approved a permanent reduction in the fee payable with respect to the Foresight Fund from 1.00% to 0.75% effective January 1, 1998.

4. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation are stated as follows as of December 31, 1998:

              Investors Fund Balanced Fund Mid-Cap Growth Fund Foresight Fund

Aggregate Cost   $22,232,368   $20,940,999    $9,045,734       $2,952,725
Gross unrealized
  appreciation   $ 7,699,939   $ 3,923,376    $1,873,796       $  252,227
Gross unrealized
  depreciation      (276,476)     (162,596)     (599,885)              --
Net unrealized
  appreciation   $ 7,423,463   $ 3,760,780    $1,273,911       $  252,227

5. Other Expenses. All expenses and support services are provided by the Advisor under Services Agreement for fees based on a percentage of average net assets. This percentage is 0.40% for the Investors Fund, 0.45% for the Balanced Fund and 0.50% for the Mid-Cap Growth Fund and Foresight Fund.

The Advisor is also responsible for the fees and expenses of Trustees who are affiliated with the Advisor and certain promotional expenses.

6.  Net Assets.  At December 31, 1998, net assets included the following:

              Investors Fund Balanced Fund Mid-Cap Growth Fund Foresight Fund

Net paid in capital
  on shares of
  beneficial
  interest      $21,255,596   $20,552,731     $ 9,066,813      $3,325,336
Accumulated net
  realized
  gains (losses)    848,705       421,899        (133,830)       (283,947)
Net unrealized
  appreciation
  on investments  7,423,463     3,760,780       1,273,911         252,227
Total Net Assets$29,527,764   $24,735,410     $10,206,894      $3,293,616

The Foresight Fund reclassified $983 from accumulated net investment losses and $21,582 from accumulated foreign currency losses to paid in capital as a
result of permanent book and tax differences.   This reclassification had no
impact on net asset value.

7. Investment Transactions. Purchases and sales of securities other than short-term securities for the year ended December 31, 1998 were as follows:


              Investors Fund Balanced Fund Mid-Cap Growth Fund Foresight Fund

Purchases     $20,956,962     $21,163,433   $8,480,775         $1,783,518
Sales          23,076,233     17,579,428     9,941,143          1,342,720

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the following periods were:

                          Investors Fund               Balanced Fund
                       Year Ended    Year Ended   Year Ended   Year Ended
                       12/31/1998    12/31/1997   12/31/1998   12/31/1997

In Dollars
Shares sold           $14,539,477   $ 6,367,150  $ 8,104,834  $   506,400
Additional shares in
  connection with
  merged funds                 --     8,167,826           --    5,629,050
Shares issued in
  reinvestment of
  dividends             2,455,089     2,936,288     2,018,298   2,111,666
Total shares issued    16,994,566    17,471,264    10,123,132   8,247,116
Shares redeemed       (14,751,628)   (7,945,670)   (3,622,817) (2,852,867)
Net increase          $ 2,242,938    $9,525,594   $ 6,500,315 $ 5,394,249
In Shares
Shares sold               622,680       271,938       395,961      24,140
Additional shares in
  connection with
   merged funds, net           --       332,755            --     400,072
Shares issued in
  reinvestment of
   dividends              101,199       134,417        98,882     103,505
Total shares issued       723,879       739,110       494,843     527,717
Shares redeemed          (633,406)     (344,210)     (179,717)   (134,580)
Net increase               90,473       394,900       315,126     393,137

                            Mid-Cap Growth Fund        Foresight Fund
                         Year Ended  9 Months Ended Year Ended 9 Months Ended
                         12/31/1998  12/31/1997     12/31/1998 12/31/1997
In Dollars
Shares sold            $6,985,781   $23,964,062     $1,588,929    560,174
Shares issued in
  reinvestment of
   dividends            1,151,393     2,971,370         57,264         --
Total shares issued     8,137,174    26,935,432      1,646,193    560,174
Shares redeemed        (8,910,990)  (26,173,803)      (646,494)(1,158,086)
Net increase (decrease)$ (773,816)  $   761,629     $  999,699 $ (597,912)
In Shares
Shares sold               747,858     2,599,323        147,745     47,038
Shares issued in
  reinvestment
   of dividends           131,738       353,118          4,792         --
Total shares issued       879,596     2,952,441        152,537     47,038
Shares redeemed          (951,759)   (2,822,303)       (59,858)   (99,499)
Net increase (decrease)   (72,163)      130,138         92,679    (52,461)